Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: July 31, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: August 31, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

PAGE
NUMBER
Debtors Monthly Operating Report as of and for the Month Ended July 31, 2009

Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended July 31, 2009 and Cumulative Post-Petition Period Ended July 31, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	5
Note 3: Summary of Significant Accounting Policies	6
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:
Schedule I Schedule of Combining Condensed Statement of Income and Comprehensive Income for the Month Ended July 31, 2009	11
Schedule II Schedule of Combining Condensed Balance Sheet as of July 31, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	18
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	25
Schedule VII Status of Mortgages Payable For Debtors	26
Schedule VIII Chapter 11 Retained Professionals Detail	29
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	30
Schedule X Debtors Questionnaire	31

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	July 31, 2009	Period Ended July 31, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$138,182	$486,118
Tenant recoveries	63,422	219,773
Overage rents	2,549	7,116
Land sales	741	1,910
Other	5,190	19,690

Total revenues	210,084	734,607

Expenses:
Real estate taxes	20,182	68,327
Repairs and maintenance	14,909	49,503
Marketing	1,923	7,045
Ground and other rents	936	4,140
Other property operating costs	29,416	95,732
Land sales operations	1,293	4,339
Provision for doubtful accounts	106	7,839
Property management and other costs	8,222	24,463
General and administrative	5,741	31,935
Provisions for impairment	66	79,853
Depreciation and amortization	52,450	182,434

Total expenses	135,244	555,610

Operating income	74,840	178,997

Interest (expense) income, net	(88,719)	(326,222)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(13,879)	(147,225)
Provision for income taxes	(1,149)	(2,594)
Equity in income of Real Estate Affiliates	3,307	25,771
Reorganization items	(15,436)	(49,162)

Loss from continuing operations	(27,157)	(173,210)
Discontinued operations — gains on dispositions	—	1

Net loss	(27,157)	(173,209)
Allocation to noncontrolling interests	(445)	(292)

Net loss attributable to common stockholders	$(27,602)	$(173,501)

Basic and Diluted Loss Per Share:	$(0.09)	$(0.56)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss	$(27,157)	$(173,209)
Other comprehensive income:
Net unrealized gain on financial instruments	247	5,643
Accrued pension adjustment	2,083	2,351
Foreign currency translation	7,577	35,089
Unrealized losses on available-for-sale securities	—	87

Other comprehensive income	9,907	43,170

Comprehensive loss attributable to common stockholders	$(17,250)	$(130,039)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

July 31, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,905
Buildings and equipment	19,491,178
Less accumulated depreciation	(3,924,535)
Developments in progress	866,709

Net property and equipment	19,380,257
Investment in and loans to/from Unconsolidated Real Estate Affiliates	436,384
Investment property and property held for development and sale	1,105,600
Investment in controlled non-debtor entities	3,840,596

Net investment in real estate	24,762,837
Cash and cash equivalents	542,884
Accounts and notes receivable, net	327,154
Goodwill	211,540
Deferred expenses, net	253,725
Prepaid expenses and other assets	560,624

Total assets	$26,658,764

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,255
Deferred tax liabilities	892,277
Accounts payable and accrued expenses	735,168

Liabilities not subject to compromise	2,059,700

Liabilities subject to compromise	22,463,569

Total liabilities	24,523,269

Redeemable noncontrolling interests:
Preferred	120,756
Common	37,748

Total redeemable noncontrolling interests	158,504

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,813,646 shares issued as of July 31, 2009	3,138
Additional paid-in capital	3,792,622
Retained earnings (accumulated deficit)	(1,733,899)
Accumulated other comprehensive loss	(21,652)
Less common stock in treasury, at cost, 1,449,939 shares as of July 31, 2009	(76,752)

Total stockholder’s equity	1,963,457
Noncontrolling interests in consolidated real estate affiliates	13,534

Total equity	1,976,991

Total liabilities and equity	$26,658,764

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Commencement Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Commencement Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the April MOR and May MOR (as defined below). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Commencement Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. The Debtors have retained, pursuant to Bankruptcy Court approval, legal and financial professionals to advise the Debtors on the bankruptcy proceedings and certain other professionals. From time to time, the Debtors may seek Bankruptcy Court approval for the retention of additional professionals. The Bankruptcy Court has also approved the Debtors request to enter into a post-petition financing arrangement (the “DIP Facility”), as further discussed in the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). In addition, although certain parties had filed motions to dismiss certain of the Debtors from the Chapter 11 Cases, such motions were dismissed by the Bankruptcy Court on August 11, 2009. Finally, the Bankruptcy Court has ruled that until February 26, 2010, the Debtors have the exclusive right to file a plan of reorganization and, if they do so, they have until April 23, 2010 to obtain necessary acceptances of such plan.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective commencement dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with AICPA Statement of Position 90-7 (“SOP 90-7”), “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code”, as amended. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, in accordance with SOP 90-7, all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing, unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position of the Debtors in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items have not been prepared for the purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This inter-company account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Commencement Date.
On July 31, 2009, the aggregate cumulative post-petition inter-company amounts due (to) from GGPLP were $245.3 million. In addition, as of August 26, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $275.0 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

July 31, 2009
(In thousands)
Below-market ground leases	$183,850
Real estate tax stabilization agreement	73,242
Prepaid expenses	72,607
Receivables — finance leases and bonds	72,368
Special Improvement District receivable	50,360
Security and escrow deposits	49,827
Above-market tenant leases	27,607
Deferred tax	17,924
Other	12,839

Total prepaid expenses and other assets	$560,624

The components of combined security and escrow deposits of the Debtors are summarized as follows:

July 31, 2009
(In thousands)
Utility and other security deposits	$26,666
Operating funds — cash traps	10,163
Construction/major maintenance reserves	5,699
Real Estate Tax Escrows	2,262
Collateralized letters of credit and other credit support	1,907
Other miscellaneous escrows	3,130

Total security and escrow deposits	$49,827

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at July 31, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

July 31, 2009
(In thousands)
Accounts payable and accrued expenses	$304,599
Accrued interest	256,894
Construction payable	168,654
FIN 48 liability	133,025
Accrued real estate taxes	86,352
Deferred gains/income	74,908
Hughes participation payable	70,993
Below-market tenant leases	62,447
Accrued payroll and other employee liabilities	56,911
Unapplied cash receipts	35,041
Additional purchase price for The Palazzo	26,614
FIN 47 liability	20,389
Tenant and other deposits	18,610
Insurance reserve	16,277
Nouvelle at Natick deferred revenue	13,945
Above-market ground leases	13,641
Capital lease obligations	8,065
Accounts payable to affiliates	(94,303)
Other	40,843

Total accounts payable and accrued expenses	1,313,905
Less: amounts not subject to compromise	(735,168)

Total accounts payable and accrued expenses subject to compromise	$578,737

The following table summarizes the amounts of LSTC at July 31, 2009:

(In thousands)
Mortgages and secured notes	$15,844,393
Unsecured notes	6,040,439
Accounts payable and accrued expenses	578,737

Total liabilities subject to compromise	$22,463,569

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain such contracts, (except for our operating property tenant leases), none have been rejected as of July 31, 2009. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. As discussed in the Monthly Operating Report filed on August 10, 2009 for the period ended June 30, 2009, the Bankruptcy Court has granted the Debtors an extension of time, through and including November 12, 2009, to assume or reject any unexpired lease where a Debtor is a lessee. On August 19, 2009, the Bankruptcy Court approved the Debtors’ rejection, effective as of July 31, 2009, of an unexpired lease of office space which was no longer occupied by the Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month ended	Petition Period Ended
General and Administrative Expenses	July 31, 2009	July 31, 2009
	(In thousands)
Insider compensation	$1,473	$4,644
Professional fees*	3,460	24,858
Public Company expense	413	1,071
Travel and entertainment	12	59
Fees, insurance and other	383	1,303

Total general and administrative	$5,741	$31,935

*	Routine operating professional fees only, including any fees incurred for “ordinary course professionals”; professional fees related to the Chapter 11 Cases are reported separately as a reorganization item.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month ended	Petition Period Ended
Reorganization Items income (expense)	July 31, 2009	July 31, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(1,507)	$(3,886)
Interest income (2)	(6)	(13)
U.S. Trustee fees (3)	843	1,940
Restructuring costs — Chapter 11 Retained Professionals (4)	10,984	35,427
Restructuring costs — other professional fees (5)	(415)	1,349
Debtor In Possession deferred financing and interest expense	5,537	14,345

Total reorganization items	$15,436	$49,162

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At July 31, 2009, such gains reflect agreements reached with certain critical vendors (as defined in certain of the Chapter 11 pleadings), which have been ratified by the Bankruptcy Court and for which payments on an installment basis began in July, 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due for applicable reporting periods remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court.

(5)	These fees relate to costs incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals. At July 31, 2009, such fees include a reclass from restructuring costs to general and administrative.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINING CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended July 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$138,529	$(347)	$138,182
Tenant recoveries	63,422	—	63,422
Overage rents	2,549	—	2,549
Land sales	741	—	741
Other	5,268	(78)	5,190

Total revenues	210,509	(425)	210,084

Expenses:
Real estate taxes	20,182	—	20,182
Repairs and maintenance	14,909	—	14,909
Marketing	1,923	—	1,923
Ground and other rents	940	(4)	936
Other property operating costs	29,459	(43)	29,416
Land sales operations	1,293	—	1,293
Provision for doubtful accounts	106	—	106
Property management and other costs	8,653	(431)	8,222
General and administrative	5,688	53	5,741
Provisions for impairment	66	—	66
Depreciation and amortization	52,450	—	52,450

Total expenses	135,669	(425)	135,244

Operating income	74,840	—	74,840

Interest (expense) income, net	(88,918)	199	(88,719)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(14,078)	199	(13,879)
Provision for income taxes	(1,149)	—	(1,149)
Equity in income of Real Estate Affiliates	50	3,257	3,307
Reorganization items	(15,436)	—	(15,436)

Net (loss) income	(30,613)	3,456	(27,157)
Allocation to noncontrolling interests	(978)	533	(445)

Net (loss) income attributable to common stockholders	$(31,591)	$3,989	$(27,602)

Basic and Diluted Earnings Per Share:	$(0.10)	$0.01	$(0.09)

Comprehensive Income, Net:
Net (loss) income	$(30,613)	$3,456	$(27,157)
Other comprehensive income:
Net unrealized gains on financial instruments	253	(6)	247
Accrued pension adjustment	2,133	(50)	2,083
Foreign currency translation	7,758	(181)	7,577
Unrealized losses on available-for-sale securities	—	—	—

Other comprehensive income (loss)	10,144	(237)	9,907

Comprehensive loss attributable to common stockholders	$(20,469)	$3,219	$(17,250)

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINING CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended July 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,946,905	$—	$2,946,905
Buildings and equipment	19,493,451	(2,273)	19,491,178
Less accumulated depreciation	(3,924,535)	—	(3,924,535)
Developments in progress	866,964	(255)	866,709

Net property and equipment	19,382,785	(2,528)	19,380,257
Investment in and loans to/from Unconsolidated Real Estate Affiliates	656,501	(220,117)	436,384
Investment property and property held for development and sale	1,105,600	—	1,105,600
Investment in controlled non-debtor entities	16,441,689	(12,601,093)	3,840,596

Net investment in real estate	37,586,575	(12,823,738)	24,762,837
Cash and cash equivalents	526,254	16,630	542,884
Accounts and notes receivable, net	327,154	—	327,154
Goodwill	211,540	—	211,540
Deferred expenses, net	253,725	—	253,725
Prepaid expenses and other assets	586,275	(25,651)	560,624

Total assets	$39,491,523	$(12,832,759)	$26,658,764

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,255	—	32,255
Deferred tax liabilities	892,277	—	892,277
Accounts payable and accrued expenses	731,478	3,690	735,168

Total liabilities not subject to compromise	2,056,010	3,690	2,059,700
Liabilities subject to compromise	22,679,775	(216,206)	22,463,569

Total liabilities	24,735,785	(212,516)	24,523,269

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,254	14,494	37,748

Total redeemable noncontrolling interests	144,010	14,494	158,504

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,813,646 shares issued as of July 31, 2009	3,138	—	3,138
Additional paid-in capital	9,576,497	(5,783,875)	3,792,622
Retained earnings (accumulated deficit)	5,117,476	(6,851,375)	(1,733,899)
Accumulated other comprehensive loss	(22,165)	513	(21,652)
Less common stock in treasury, at cost, 1,449,939 shares as of July 31, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,598,194	(12,634,737)	1,963,457
Noncontrolling interests in consolidated real estate affiliates	13,534	—	13,534

Total equity	14,611,728	(12,634,737)	1,976,991

Total liabilities and equity	$39,491,523	$(12,832,759)	$26,658,764

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended July 31, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$16,194	$3,548	$989

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on July 31, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts paid
	Amount accrued	Month Ended
	July 31, 2009	July 31, 2009
	(In thousands)
Federal and state income taxes	$4,937	$—

State and local taxes:
Property *	86,352	20,252
Sales and use	1,409	1,257
Franchise	1,864	—
Other	53	—

Total state and local taxes	89,678	21,509

Total taxes	$94,615	$21,509

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2009	July 31, 2009
	(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$135
10000 COVINGTON CROSS	—	20
10000 WEST CHARLESTON	—	45
10190 COVINGTON CROSS	—	51
1120/40 TOWN CENTER DRIVE	—	57
1160/80 TOWN CENTER DRIVE	—	56
1201/41 TOWN CENTER DRIVE	—	52
1251/81 TOWN CENTER DRIVE	—	10
1551 HILLSHIRE DRIVE	—	32
1635 VILLAGE CENTER CIRCLE	—	20
1645 VILLAGE CENTER CIRCLE	—	25
20 COLUMBIA CORPORATE CENTER	—	145
30 COLUMBIA CORPORATE CENTER	—	203
40 COLUMBIA CORPORATE CENTER	3	173
4848 OUTPARCEL	28	—
50 COLUMBIA CORPORATE CENTER	—	183
60 COLUMBIA CORPORATE CENTER	—	156
9901/21 COVINGTON CROSS	—	27
9950/80 COVINGTON CROSS	—	27
ALA MOANA CENTER	3,253	—
ALAMEDA PLAZA	106	—
ANIMAS VALLEY MALL	137	—
ARIZONA CENTER	100	—
ARIZONA CENTER ARIZONA CENTER ONE	344	—
ARIZONA CENTER ARIZONA CENTER TWO	340	—
ARIZONA CENTER CINEMA	18	—
ARIZONA CENTER GARDEN OFFICE	25	—
ARIZONA CENTER OFFICE	48	—
ARIZONA CENTER PARKING	90	—
AUGUSTA MALL	404	—
AUGUSTA MALL ANCHOR ACQ	201	—
AUSTIN BLUFFS PLAZA	29	—
BAILEY HILL	2	—
BASKIN ROBBINS	4	—
BAYSHORE MALL	40	—
BEACHWOOD PLACE	2,062	—
BELLIS FAIR	64	—
BIRCHWOOD MALL	433	—
BOISE TOWN SQUARE ANCHOR ACQ	44	—
BOISE TOWNE PLAZA	123	—
BOISE TOWNE SQUARE	1,048	—
BRASS MILL CENTER	—	1,908
BRASS MILL COMMONS	—	468
BURLINGTON TOWN CENTER	—	142
BURLINGTON TOWN CENTER OFFICE	—	26
CACHE VALLEY MALL	167	—
CACHE VALLEY MARKETPLACE	66	—
CANYON POINT	—	67
CAPITAL MALL	180	—
CENTURY PLAZA	44	—
CHAPEL HILLS MALL	728	—
CHICO MALL	46	—
CHULA VISTA CENTER	65	—
COLLIN CREEK	1,036	—
COLONY SQUARE MALL	224	—
COLUMBIA CENTER-C.A. BUILDING	—	84
COLUMBIA CENTER-EXHIBIT BLDG	—	33
COLUMBIA MALL	327	—
COLUMBIANA CENTER	893	—
CORONADO MALL	428	—
CORPORATE POINTE #2	—	25
CORPORATE POINTE #3	—	36
COTTONWOOD MALL	165	—
COTTONWOOD SQUARE	25	—
COUNTRY HILL PLAZA	79	—
CROSSING BUSINESS CENTER #6	—	30
CROSSING BUSINESS CENTER #7	—	61
CROSSROADS CENTER (MN)	242	—
DEERBROOK MALL	844	—
DEERBROOK MALL ANCHOR ACQ	39	—
DIVISION CROSSING	19	—
EAGLE RIDGE MALL	314	—
EASTRIDGE MALL (CA)	558	43
EASTRIDGE MALL (WY)	153	1
EDEN PRAIRIE CENTER	349	—
EDEN PRAIRIE CENTER ANCHOR ACQ	18	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2009	July 31, 2009
	(In thousands)
FALLBROOK CENTER	122	—
FANEUIL HALL MARKETPLACE	—	1,016
FASHION PLACE	478	—
FASHION PLACE ANCHOR ACQ	50	—
FASHION SHOW	3	789
FOOTHILLS MALL	541	—
FORT UNION	38	—
FOUR SEASONS TOWN CENTRE MALL	1,005	—
FOX RIVER MALL	840	687
FREMONT VILLAGE	—	35
GATEWAY CROSSING SHOPPING CTR	111	—
GATEWAY MALL	80	—
GGPLP-SHARED	1,383	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	6,914	—
GLENBROOK SQUARE ANCHOR ACQ	189	—
GRAND TETON MALL	464	—
GRAND TETON PLAZA	105	—
GRAND TRAVERSE MALL	358	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	282	—
HALEKAUWILA BUILDING	—	—
HALSEY CROSSING	6	—
HARBORPLACE	—	1,184
HRDLC-BENSON GROUND LESES	—	46
HULEN MALL	1,170	—
JORDAN CREEK TOWN CENTER	4,709	—
KNOLLWOOD MALL	55	—
LAKESIDE MALL	98	—
LAKEVIEW SQUARE	(122)	—
LANDMARK MALL	41	—
LANSING MALL	711	—
LINCOLNSHIRE COMMONS	439	—
LOCKPORT MALL	10	—
LYNNHAVEN MALL	232	—
MALL AT SIERRA VISTA	274	—
MALL OF LOUISIANA	2,149	—
MALL OF LOUSIANA POWER CENTER	143	—
MALL OF THE BLUFFS	2,259	—
MALL ST. MATHEWS	464	—
MALL ST. VINCENT	365	—
MARKET PLACE SHOPPING CENTER	1,795	—
MAYFAIR BANK TOWER	179	—
MAYFAIR MALL	2,590	58
MAYFAIR NORTH TOWER	188	—
MAYFAIR PROFESSIONAL	72	—
MAYFAIR-AURORA HEALTH CENTER	171	—
MONDAWMIN MALL	—	804
MORENO VALLEY MALL	81	—
NATICK-NOUVELLE AT NATICK	—	426
NEIGHBORHOOD STORES	—	7
NEWGATE MALL	420	—
NEWPARK MALL	110	—
NEWPARK MALL ANCHOR ACQ	91	—
NORTH PLAINS MALL	34	—
NORTH POINT MALL	1,444	—
NORTH STAR MALL	2,164	—
NORTH STAR MALL ANCHOR ACQ	196	—
NORTH TOWN MALL	97	—
NORTHGATE MALL	378	—
NORTHRIDGE FASHION CENTER	198	—
OAKWOOD CENTER	269	—
OAKWOOD MALL	689	574
OGLETHORPE MALL	132	—
OREM PLAZA CENTER STREET	43	—
OREM PLAZA STATE STREET	20	—
OVIEDO MARKETPLACE	519	—
OWINGS MALL	—	1,042
OXMOOR MALL	437	—
PARK CITY CENTER	2	1,031
PARK PLACE	720	35

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2009	July 31, 2009
	(In thousands)
PARK WEST	609	—
PEACHTREE MALL	839	—
PECANLAND MALL	371	—
PECANLAND MALL ANCHOR ACQ	29	—
PIEDMONT MALL	21	—
PIERRE BOSSIER MALL	138	—
PINE RIDGE MALL	265	—
PIONEER PLACE	53	—
PIONEER PLACE LP EXPANSION	55	—
PIONEER TOWER	69	—
PIONEER TOWER GARAGE	8	—
PLAZA 800	10	—
PLAZA 9400	75	—
PRINCE KUHIO PLAZA	42	—
PROVIDENCE PLACE	17	—
PROVO PLAZA	22	—
RED CLIFFS MALL	180	—
RED CLIFFS PLAZA	36	—
REDLANDS PROMENADE	108	—
REGENCY SQUARE MALL	886	41
RIDGEDALE CENTER	295	—
RIDGLEY BUILDING	—	60
RIO WEST MALL	151	—
RIVER FALLS	1,174	—
RIVER HILLS MALL	1,704	—
RIVER POINTE PLAZA	62	—
RIVERLANDS SHOPPING CENTER	34	—
RIVERSIDE PLAZA	85	—
RIVERTOWN CROSSINGS	1,557	—
ROGUE VALLEY MALL	66	—
SAINT LOUIS GALLERIA	2,219	—
SALEM CENTER	45	—
SIKES SENTER	704	—
SILVER LAKE MALL	139	—
SOONER MALL	227	—
SOUTH STREET MARKETPLACE THEAT	159	—
SOUTHLAKE MALL	612	—
SOUTHLAND CENTER	154	—
SOUTHLAND MALL	134	—
SOUTHSHORE MALL	11	—
SOUTHWEST OFF CTR I	99	—
SOUTHWEST OFF CTR II	44	—
SOUTHWEST PLAZA	1,330	—
SPRING HILL MALL	2,440	—
ST LOUIS GALLERIA ANCH ACQ	45	—
STONESTOWN GALLERIA	298	—
STONESTOWN MEDICAL BUILDING	18	—
THE BOULEVARD MALL	—	177
THE BRIDGES AT MINT HILL	11	—
THE COMMONS AT FOOTHILLS MALL	19	—
THE CROSSROADS (MI)	736	—
THE GALLERY AT HARBORPLACE	—	937
THE GALLERY AT HARBORPLACE-GARAGE	913	—
THE GALLERY AT HARBORPLACE-OFFICE	—	916
THE GRAND CANAL SHOPPES	153	28
THE MAINE MALL	17	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2009	July 31, 2009
	(In thousands)
THE PINES	177	—
THE PLAZA AT FOOTHILLS MALL	44	—
THE SHOPPES AT THE PALAZZO	96	—
THE SHOPS AT FALLEN TIMBERS	1,101	809
THE SHOPS AT FOOTHILLS MALL	71	—
THE SHOPS AT SUMMERLIN CENTRE	—	81
THE VILLAGE AT REDLANDS	17	—
THE VILLAGE OF CROSS KEYS	—	391
THE WOODLANDS MALL	974	—
THE WOODLANDS MALL ANCHOR ACQ	56	—
THHC LAND (WOBU)	(23)	—
THREE RIVERS MALL	17	—
TOWN EAST MALL	2,283	—
TRCLP	—	179
TUCSON ANCHOR ACQ	36	—
TUCSON ENTERTAINMENT PAVILION	22	—
TUCSON MALL	564	—
TWINS FALLS CROSSINGS	20	—
TYSONS GALLERIA	202	1,212
UNIVERSITY CROSSING	131	—
VALLEY HILLS MALL	283	—
VALLEY PLAZA MALL	102	—
VICTORIA WARD SHARED OPERATION	449	—
VILLAGE AT JORDAN CREEK	1,232	—
VISALIA MALL	41	—
VISTA COMMONS	—	51
VISTA RIDGE MALL	1,210	—
WASHINGTON PARK MALL	98	—
WEST VALLEY MALL	71	4
WESTWOOD MALL	147	—
WHITE MARSH MALL	—	1,648
WHITE MOUNTAIN MALL	63	—
WILLOWBROOK MALL (NJ)	2,302	—
WOODBRIDGE CENTER	—	1,643
WOODLANDS VILLAGE	71	—
YELLOWSTONE SQUARE	47	—

	$86,352	$20,252

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,440
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	—
Lockport L.L.C.	09-11966	6
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	571
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	123
GGP-Grandville L.L.C.	09-11971	930
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	101
La Place Shopping, L.P.	09-11974	13
GGP-Tucson Land L.L.C.	09-11975	8
Tucson Anchor Acquisition, LLC	09-11976	804
General Growth Properties, Inc.	09-11977	2
GGP Limited Partnership	09-11978	28,237
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	3
Rouse Company LP, The	09-11983	3,203
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	439
Alameda Mall Associates	09-11986	348
Bay Shore Mall Partners	09-11987	431
Chico Mall, L.P.	09-11988	381
Lansing Mall Limited Partnership	09-11989	468
GGP-Pecanland, L.P.	09-11990	396
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	1,114
South Shore Partners, L.P.	09-11993	32
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	23
Ho Retail Properties I Limited Partnership	09-11997	284
New Orleans Riverwalk Associates	09-11998	715
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	968
White Marsh Mall Associates	09-12001	968
White Marsh Phase II Associates	09-12002	968
Parke West, LLC	09-12003	122
GGP-Newpark L.L.C.	09-12004	348
Elk Grove Town Center, L.P.	09-12005	49
Baltimore Center Associates Limited Partnership	09-12006	2,911
Baltimore Center Garage Limited Partnership	09-12007	142
Century Plaza L.L.C.	09-12008	149
Harbor Place Associates Limited Partnership	09-12009	1,500
Price Development Company, Limited Partnership	09-12010	67
Rouse-Phoenix Theatre Limited Partnership	09-12011	6
Rouse-Arizona Retail Center Limited Partnership	09-12012	397
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	860
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
GGP-Mall of Louisiana, L.P.	09-12018	1,303
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	231
Parkside Limited Partnership	09-12021	222
Park Square Limited Partnership	09-12022	168
Rouse SI Shopping Center, LLC	09-12023	2,054
Augusta Mall, LLC	09-12024	1,363
Burlington Town Center LLC, The	09-12025	326
Fashion Show Mall LLC	09-12026	4,501
GGP Ala Moana L.L.C.	09-12027	9,374
GGP Jordan Creek L.L.C.	09-12028	1,959
GGP Village at Jordan Creek L.L.C.	09-12029	18
GGP-Four Seasons L.L.C.	09-12030	825
Lincolnshire Commons, LLC	09-12031	176
Phase II Mall Subsidiary, LLC	09-12032	2,216
St. Cloud Mall L.L.C.	09-12033	493
Valley Hills Mall L.L.C.	09-12034	467
GGP Holding, Inc.	09-12035	33
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	196
10190 Covington Cross, LLC	09-12041	92
1120/1140 Town Center Drive, LLC	09-12042	164
1160/1180 Town Center Drive, LLC	09-12043	81
1201-1281 Town Center Drive, LLC	09-12044	50
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	20
1451 Center Crossing Drive, LLC	09-12047	13
1551 Hillshire Drive, LLC	09-12048	253
1635 Village Centre Circle, LLC	09-12049	34
1645 Village Center Circle, LLC	09-12050	36
9901-9921 Covington Cross, LLC	09-12051	59
9950-9980 Covington Cross, LLC	09-12052	22
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	288
Arizona Center Parking, LLC	09-12055	70
Augusta Mall Anchor Acquisition, LLC	09-12056	39
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	741
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	298
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,417
Benson Park Business Trust	09-12069	46
Birchwood Mall, LLC	09-12070	195
Boise Mall, LLC	09-12071	245
Boise Town Square Anchor Acquisition, LLC	09-12072	2
Boise Towne Plaza L.L.C.	09-12073	48
Boulevard Associates	09-12074	999
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	81
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	733
Chapel Hills Mall L.L.C.	09-12082	728
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—
Chula Vista Center, LLC	09-12085	219
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	705
Colony Square Mall L.L.C.	09-12088	105
Columbia Mall L.L.C.	09-12089	747
Coronado Center L.L.C.	09-12090	1,187
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	11
Country Hills Plaza, LLC	09-12093	82
Deerbrook Mall, LLC	09-12094	650
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	600
Eastridge Shopping Center L.L.C.	09-12098	1,277
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	687
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	559
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	1,080
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	2,218
Fashion Place, LLC	09-12109	931
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,966
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	72
Gateway Overlook Business Trust	09-12117	422
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	12
GGP Holding Services, Inc.	09-12124	—
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	31
GGP Knollwood Mall, LP	09-12128	228
GGP Natick Residence LLC	09-12129	1,748
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	33
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	3,342
GGP-Burlington L.L.C.	09-12135	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	281
GGP-Glenbrook L.L.C.	09-12138	1,017
GGP-Glenbrook Holding L.L.C.	09-12139	2
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,162
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	906
GGP-Newgate Mall, LLC	09-12148	383
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,474
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	817
GGP-Tucson Mall L.L.C.	09-12155	1,703
GGP-UC L.L.C.	09-12156	78
Grand Canal Shops II, LLC	09-12157	3,789
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—
Ho Retail Properties II Limited Partnership	09-12165	136
Hocker Oxmoor, LLC	09-12166	775
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	57
Howard Hughes Corporation, The	09-12169	216
Howard Hughes Properties, Inc.	09-12170	450
Howard Hughes Properties, Limited Partnership	09-12171	42
Howard Hughes Properties IV, LLC	09-12172	18
Howard Hughes Properties V, LLC	09-12173	22
HRD Parking, Inc.	09-12174	5
HRD Remainder, Inc.	09-12175	1
Hulen Mall, LLC	09-12176	706
Hughes Corporation, The	09-12177	1
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,138
Lakeview Square Limited Partnership	09-12183	434
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	394
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,438
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	9
Mall of Louisiana Land Holding, LLC	09-12193	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
Mall of the Bluffs, LLC	09-12194	142
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	378
Mayfair Mall, LLC	09-12198	1,027
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	923
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—
North Plains Mall, LLC	09-12205	24
North Star Anchor Acquisition, LLC	09-12206	1
North Star Mall, LLC	09-12207	1,292
North Town Mall, LLC	09-12208	315
Northgate Mall L.L.C.	09-12209	371
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	768
Oglethorpe Mall L.L.C.	09-12212	851
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	1,318
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,137
PDC Community Centers L.L.C.	09-12220	224
PDC-Eastridge Mall L.L.C.	09-12221	663
PDC-Red Cliffs Mall L.L.C.	09-12222	150
Peachtree Mall L.L.C.	09-12223	587
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	312
Pierre Bossier Mall, LLC	09-12226	144
Pine Ridge Mall L.L.C.	09-12227	202
Pioneer Office Limited Partnership	09-12228	511
Pioneer Place Limited Partnership	09-12229	367
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	401
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	1
Ridgedale Center, LLC	09-12237	1,135
Rio West L.L.C.	09-12238	170
River Falls Mall, LLC	09-12239	48
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	609
Rogue Valley Mall L.L.C.	09-12242	380
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
Rouse Providence LLC	09-12252	2,727
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	540
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	184
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,285
Saint Louis Galleria L.L.C.	09-12266	1,462
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	1
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	115
Sikes Senter, LLC	09-12270	419
Silver Lake Mall, LLC	09-12271	66
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	426
Southlake Mall L.L.C.	09-12274	825
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	301
Spring Hill Mall L.L.C.	09-12279	257
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,510
Summerlin Centre, LLC	09-12284	20
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	179
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	848
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	382
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	122
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,723
U.K.-American Properties, Inc.	09-12298	1,358
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	595
Victoria Ward Center L.L.C.	09-12302	158
Victoria Ward Entertainment Center L.L.C.	09-12303	271
Victoria Ward, Limited	09-12304	1,284
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	37
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	38
Visalia Mall, L.P.	09-12309	237

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	July 31, 2009
		(In thousands)
Vista Ridge Mall, LLC	09-12310	1,035
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	134
Ward Plaza-Warehouse, LLC	09-12313	290
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	489
Westwood Mall, LLC	09-12316	214
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	41
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	2,386
Woodbridge Center Property, LLC	09-12322	2,992
Woodlands Mall Associates, LLC, The	09-12323	1,531
10000 Covington Cross, LLC	09-12324	23
10 CCC Business Trust	09-12457	157
20 CCC Business Trust	09-12458	173
30 CCC Business Trust	09-12459	252
Capital Mall L.L.C.	09-12462	281
GGP-Columbiana Trust	09-12464	133
GGP-Gateway Mall L.L.C.	09-12467	441
Grand Traverse Mall Partners, LP	09-12469	692
Greenwood Mall L.L.C.	09-12471	600
Kalamazoo Mall L.L.C.	09-12472	557
Lancaster Trust	09-12473	973
Mondawmin Business Trust	09-12474	1,379
Running Brook Business Trust	09-12475	8
Town Center East Business Trust	09-12476	206
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$166,383

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	July 31, 2009
	(In thousands)
Current	$(23,951)	*
31 — 60 days	9,279
61 — 90 days	942
91 — 120 days	7,529
Over 120 days	53,788

Gross Amount	$47,587

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	July 31, 2009	Month ended July 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,566
Ala Moana A2	9/1/2011	5.65%	750,000	3,650
Augusta Mall	11/11/2011	5.49%	175,000	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	110
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	2/10/2011	6.64%	70,738	404
Brass Mill	4/11/2014	4.55%	123,593	484
Burlington	7/1/2010	5.03%	26,000	113
Burlington 2 (b)	7/1/2010	6.30%	5,500	30
Capital	4/1/2011	7.28%	20,291	127
Chapel Hills	10/11/2010	5.04%	115,653	501
Chico Mall	2/11/2009	4.74%	57,203	233
Collin Creek Mall	7/11/2011	6.78%	66,997	391
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	738
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	27
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	27
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	7/30/2010	4.73%	84,306	343
Deerbrook	3/2/2009	3.46%	73,964	220
Eagle Ridge	10/12/2015	5.41%	47,578	222
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/5/2011	5.08%	39,162	171
Eden Prairie	4/1/2011	4.67%	79,828	321
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	4/1/2013	5.57%	94,122	451
Fashion Place	10/5/2010	5.30%	144,483	660
Four Seasons	12/11/2013	5.60%	100,429	484
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	336
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	33
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	36
Gateway	4/1/2011	7.28%	39,767	249
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	7/1/2010	4.91%	177,235	750
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,621
Grand Traverse	10/1/2012	5.02%	85,302	368
Greenwood	4/1/2011	7.28%	44,647	280
Harborplace	10/5/2012	5.79%	50,000	249
Homart I (b)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	490
Ivanhoe Capital (b)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	731
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	62
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	46
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	9
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	21
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	184
Lakeside Mall	12/1/2009	4.28%	180,302	665
Lakeview Square	3/1/2016	5.81%	41,334	207
Lansing I	1/15/2010	9.35%	24,144	194
Lincolnshire Commons	4/1/2013	5.98%	28,000	144

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	July 31, 2009	Month ended July 31 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	1,031
Maine	6/11/2010	4.84%	216,295	901
Mall of Louisiana Mezz (b)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	598
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	448
Newgate	10/1/2010	4.84%	40,991	171
Newpark	2/1/2011	7.45%	68,201	438
North Point	3/1/2011	5.48%	215,691	1,018
North Star	1/4/2010	4.43%	232,570	887
Northgate	9/1/2016	5.88%	45,025	228
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	595
Oviedo	5/7/2012	5.12%	51,819	228
Oxmoor	6/3/2013	6.85%	56,922	336
Park City Note A	10/1/2010	4.74%	120,029	490
Park City Note B	10/1/2010	7.10%	29,206	178
Park Place	1/11/2010	5.15%	176,443	782
Peachtree	6/1/2010	5.08%	89,590	392
Pecanland	3/1/2010	4.28%	57,838	213
Piedmont	9/6/2016	5.98%	33,911	175
Pine Ridge	12/5/2011	5.08%	26,404	116
Pioneer Place Limited Partners Land	4/27/2010	10.00%	335	3
Prince Kuhio	4/1/2009	3.45%	37,826	112
Providence Place 2	3/11/2010	5.03%	258,525	1,119
Providence Place 3 (b)	3/11/2010	5.12%	59,529	262
Providence Place 4 (b)	3/11/2010	5.93%	39,044	200
Providence Place Pilot A1	7/1/2016	7.75%	25,121	162
Providence Place Pilot A2	6/30/2028	7.75%	22,253	144
Red Cliffs	12/5/2011	5.08%	25,095	110
Regency Square	7/1/2010	3.59%	93,790	290
Ridgedale	4/1/2010	4.86%	178,194	746
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (b)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	178
Sikes Senter	6/1/2012	5.20%	61,381	275
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	254
Southland (RSE)	3/5/2010	4.97%	108,788	466
St. Louis Galleria	7/5/2010	4.86%	237,412	993
Staten Island 1	10/1/2010	5.09%	85,000	373
Staten Island 2	10/1/2010	8.15%	70,616	496
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	331
Stonestown Note A	9/1/2011	5.55%	155,600	744
Stonestown Note B	9/1/2011	6.04%	60,000	312
Stonestown Mezz (b)	9/1/2011	6.18%	57,400	306
The Boulevard	7/1/2013	4.27%	107,630	396
The Crossroads (MI)	6/1/2009	7.40%	39,791	254
The Woodlands Note A	6/13/2011	5.91%	185,000	942
The Woodlands Note B	6/13/2011	5.91%	55,000	280
Three Rivers	12/5/2011	5.08%	21,497	94
Town East	4/13/2009	3.46%	105,182	314
Tucson Mall	10/11/2033	4.26%	119,627	439
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/5/2014	4.73%	56,851	231
Valley Plaza	7/11/2012	3.90%	95,268	320
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	135
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	217
Washington Park	4/1/2014	5.35%	12,099	56
West Valley	4/1/2010	3.43%	56,436	167
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	7/1/2011	6.82%	158,587	932
Woodbridge Corporation	6/1/2009	4.24%	207,934	760

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	July 31, 2009		Month ended July 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (b)	4/15/2012	3.98%	1,550,000		5,312
Public Indenture — Company Debt (b)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (b)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (b)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (b)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (b)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (b)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,529,984		75,947

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.56%	35,054		77
Bank Note — Birchwood Mall	7/11/2013	2.56%	44,308		98
Bank Note — Cache Valley	7/11/2013	2.56%	28,043		62
Bank Note — Colony Square	7/11/2013	2.56%	25,239		56
Bank Note — Columbiana	7/11/2013	2.56%	105,441		232
Bank Note — Fallen Timbers	7/11/2013	2.56%	42,401		93
Bank Note — Foothills	7/11/2013	2.56%	50,758		112
Bank Note — Grand Teton	7/11/2013	2.56%	48,795		108
Bank Note — Mall at Sierra Vista	7/11/2013	2.56%	23,556		52
Bank Note — Mall of the Bluffs	7/11/2013	2.56%	35,951		79
Bank Note — Mayfair	7/11/2013	2.56%	274,932		606
Bank Note — Mondawmin	7/11/2013	2.56%	84,689		187
Bank Note — North Plains	7/11/2013	2.56%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.56%	114,976		253
Bank Note — Oakwood	7/11/2013	2.56%	75,772		167
Bank Note — Owings Mills	7/11/2013	2.56%	53,281		117
Bank Note — Pierre Bossiere	7/11/2013	2.56%	40,382		89
Bank Note — Pioneer Place	7/11/2013	2.56%	156,764		345
Bank Note — Salem Center	7/11/2013	2.56%	41,728		92
Bank Note — Silver Lake Mall	7/11/2013	2.56%	18,228		40
Bank Note — Southwest Plaza	7/11/2013	2.56%	96,187		212
Bank Note — Spring Hill	7/11/2013	2.56%	68,088		150
Bank Note — Westwood Mall	7/11/2013	2.56%	24,117		53
Bank Note — White Mountain	7/11/2013	2.56%	10,656		23
Fashion Show	3/15/2009	6.31%	645,918		3,510
Oakwood Center	3/16/2009	1.80%	95,000		147
Palazzo	3/15/2009	6.31%	249,623		1,356

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (b)	2/24/2010	1.56%	590,000		792
GGPLP/GGPLPLLC Senior Term (b)	2/24/2010	1.56%	1,987,500		2,668
TRUPS (b)(d)	4/30/2036	2.49%	206,200		442

Variable Rate Debt			5,684,243		16,891

Total Filing Entity Debt			$22,214,227	(e)	$92,838

(a)	Reflects the variable contract rate as of July 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (b).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP/GGPLPLLC Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL

	Period Expense	Cash Paid	Expense	Cash Paid
	Month ended	Month ended	Cumulative Post-Petition	Cumulative Post-Petition
Name	July 31, 2009	July 31, 2009	period Ended July 31, 2009	period Ended July 31, 2009
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$2,100	$—	$6,221	$—
AlixPartners, LLP	1,215	—	4,284	—
Assessment Technologies	29	—	29	—
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	186	—	186	—
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	537	—	537	—
Deloitte & Touche LLP	1,049	—	1,862	—
Deloitte Tax LLP	172	—	172	—
Epiq Solutions	—	—	—	—
Ernst & Young LLP	244	—	244	—
FTI Consulting	234	—	702	—
Grant Thornton	10	—	10	—
Hewitt Associates	355	—	355	—
Jenner & Block	—	—	308	—
Kutzman Carson Consultants LLC	536	—	2,621	—
Kirkland & Ellis LLP	1,658	1,951	5,735	1,951
Miller Buckfire & Co LLC	329	—	1,043	—
PricewaterhouseCoopers	16	—	16	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP	3,535	—	13,136	29

Total	$12,205	$1,951	$37,461	$1,980

Professional Fees Summary (See Note 7)

Restructuring Costs	$10,984	$1,951	$35,427	$1,980
General & Administrative	1,221	—	2,034	—

Total	$12,205	$1,951	$37,461	$1,980

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
Non-Noticed Asset Conveyances
and Authorized De Minimis Sales for
the Month Ended July 30, 2009

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Kapiolani Development LLC	Ala Moana (Honolulu, HI)	7/16/2009 — Water pipeline easement	City of County of Honolulu and Board of Water Supply	$—

GGP-Maine Mall L.L.C.	The Maine Mall (South Portland, ME)	7/24/2009 — License for recreational trail	South Portland Land Trust Inc.	—

GGP Natick Residence LLC	Condominium Unit- 52 Silver Hill Lane #23 (Natick, MA)	7/30/2009- Condominium Unit Sale	Christopher F. Geoff	131

GGP Natick Residence LLC	Condominium Unit- 10 Village Hill Lane #1 (Natick, MA)	7/30/2009- Condominium Unit Sale	Jenna L. Gorzynski	126

GGP Natick Residence LLC	Condominium Unit- 2 Village Way #5 (Natick, MA)	7/30/2009- Condominium Unit Sale	Melissa L. Paradis	126

GGP Natick Residence LLC	Condominium Unit- 34 Silver Hill Lane #5 (Natick, MA)	7/30/2009- Condominium Unit Sale	Ashleen R. Ryan	125

GGP Natick Residence LLC	Condominium Unit- 18 Walden drive #12 (Natick, MA)	7/30/2009- Condominium Unit Sale	Dianne J. Whalen	156

GGP Natick Residence LLC	Condominium Unit- 3 Thoreau Court #11 (Natick, MA)	7/31/2009- Condominium Unit Sale	Kathryn J. Sullivan	115

GGP Natick Residence LLC	Condominium Unit- 15 Village Hill Lane #5 (Natick, MA)	7/31/2009- Condominium Unit Sale	Michael M. Landers	115

GGP Natick Residence LLC	Condominium Unit- 3 Village Rock Lane #5 (Natick, MA)	7/31/2009- Condominium Unit Sale	Michael A. Franciose	115

GGP Natick Residence LLC	Condominium Unit- 10 Squire Court #6 (Natick, MA)	7/31/2009- Condominium Unit Sale	Irna Svinolobova	125

Howard Hughes Properties, Inc	Summerlin (Las Vegas, NV)	7/24/2009- Right of Entry to maintain communication and electrical facilities	Nevada Power Company, d/b/a NV Energy	—

Spring Hill Mall, L.L.C.	Spring Hill Mall (West Dundee, IL)	6/30/2009 — Easement to install and maintain lighting fixtures required by the City of West Dundee along Elm Avenue/Ring Road	Wal-Mart Real Estate Business Trust	—

Victoria Ward Center LLC	Ward Center (Honolulu, HI)	7/16/2009 — Traffic signal and pedestrian access easements	City and County of Honolulu	—

Victoria Ward, Limited	Victoria Ward Property (Honolulu, HI)	7/15/2009 — Easement for electrical transformers	Hawaii Electric Company	29

GGP Homart, Inc.	Southwest Corner Hennepin Drive and Essington Road (Joliet, IL)	7/30/2009 — The City of Joliet presented a proposal, in lieu of condemnation, to purchase a portion of the property and acquire easements needed for highway construction. This is last parcel of property owned by Debtor at this location. Significant portions of the property are encumbered by a drainage ditch and the property is not developable. Debtor determined that the best course of action was to convey the entire parcel to the City to eliminate future maintenance responsibilities and potential liability	City of Joliet	17

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: July 2009
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?			X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?			X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?			X
5	Is the Debtor delinquent in paying any insurance premium payment?			X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X	(2)
8	Are any post petition payroll taxes past due?			X
9	Are any post petition State or Federal income taxes past due?			X
10	Are any post petition real estate taxes past due?			X
11	Are any other post petition taxes past due?			X
12	Have any pre-petition taxes been paid during this reporting period?	X	(3)
13	Are any amounts owed to post petition creditors delinquent?			X
14	Are any wage payments past due?			X
15	Have any post petition loans been received by the Debtor from any party?	X	(4)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?			X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?			X
18	Have the owners or shareholders received any compensation outside of the normal course of business?			X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $8.3 million has been paid by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	There was not a significant change in the aggregate Debtors intercompany accounts with affiliated Non-Debtors as of July 31, 2009 compared to June 30, 2009.

(3)	Included in the amounts reported in (1) above are payments of taxes of $1.2 million.

(4)	As previously described in Note 6 of Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.